                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]    Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]    Definitive Proxy Statement

[X]    Definitive Additional Materials

[_]    Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                                BWAY Corporation
________________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

________________________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

________________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

________________________________________________________________________________

     (5)  Total fee paid:

________________________________________________________________________________

     [_]  Fee paid previously with preliminary materials

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

________________________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

________________________________________________________________________________

     (3)  Filing Party:

________________________________________________________________________________

     (4)  Date Filed:

________________________________________________________________________________

                                     [Logo]
                         8607 Roberts Drive, Suite 250
                             Atlanta, Georgia 30350



Dear Stockholder:

     The following Supplement No. 1 to Proxy Statement provides revised information with respect to the Annual Meeting of Stockholders (the "Annual Meeting") of BWAY Corporation (the "Company"), which will be held on Friday, February 25, 2000, at 1:00 p.m., local time, at the Company's facility at Highway 84, Homerville, Georgia 31634.

     At the Annual Meeting, the stockholders of the Company will consider and take action with respect to the following matters: (1) the election of two directors to hold office for a term of three years; (2) the approval of the fourth amendment and restatement of the Company's 1995 Long-Term Incentive Plan;
(3) the ratification of the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending October 1, 2000; and (4) the transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     The Company previously mailed to all stockholders of record as of January 7, 1999 the Notice of Meeting, Proxy Statement, Proxy Form and Annual Report of the Company. The purpose of the Supplement No. 1 to Proxy Statement is to correct certain information contained in the section of the Proxy Statement titled "Executive Compensation - Summary Compensation Table."

     It is important that your shares are represented and voted at the Annual Meeting, regardless of the size of your holdings. Accordingly, please mark, sign and date the Proxy Form previously provided to you and return it promptly. If you attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote in person. Any stockholder who has already returned their Proxy Form and desires to change their vote based upon the corrected information provided in the Supplement No. 1 to Proxy Statement may obtain a new Proxy Form upon request made to Blair G. Schlossberg, Vice President, General Counsel and Secretary, in writing at the above address or by telephone at (770) 645-4800.


                              Sincerely,


                              /s/ BLAIR G. SCHLOSSBERG
                              Blair G. Schlossberg
                              Vice President, General Counsel and Secretary



January 26, 2000

                                     [Logo]
                         8607 Roberts Drive, Suite 250
                             Atlanta, Georgia 30350

                            ----------------------

                              SUPPLEMENT NO. 1 TO
                                PROXY STATEMENT

                            ----------------------

                         Annual Meeting of Stockholders
                                 to be held on
                               February 25, 2000

                            ----------------------


     This Supplement No. 1 to Proxy Statement (this "Supplement") is being furnished to the holders of common stock, par value $0.01 per share (the "Common Stock"), of BWAY Corporation (the "Company") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company (the "Board of Directors" or the "Board") for use at the annual meeting of stockholders to be held on February 25, 2000 at 1:00 p.m., local time, and at any adjournments or postponements thereof (the "Annual Meeting"). The purpose of the Annual Meeting is to elect two directors to the Board, to approve the fourth amendment and restatement of the Company's 1995 Long-Term Incentive Plan and to ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the 2000 fiscal year.

     This Supplement is being mailed on or about January 26, 2000 to holders of record of the Common Stock at the close of business on January 7, 2000 ("Stockholders of Record"). All capitalized terms used but not otherwise defined herein have the meaning set forth in the Proxy Statement originally mailed to Stockholders of Record on or about January 19, 2000 (the "Original Proxy Statement").

     The purpose of this Supplement is to correct certain information contained in the section of the Original Proxy Statement titled "Executive Compensation -
Summary Compensation Table."    Therefore, the section of the Original Proxy
Statement titled "Executive Compensation - Summary Compensation Table" is hereby amended and restated in its entirety as follows:

                           Summary Compensation Table

                                            Annual Compensation               Long Term Compensation
                                       -------------------------------   ----------------------------------
                                                                                 Awards            Payouts
                                                                         -----------------------   --------      All
                                                                         Restricted   Securities                Other
                                                          Other Annual     Stock      Underlying     LTIP      Compen-
   Name and Principal          Fiscal  Salary    Bonus    Compensation     Awards    Options/SARs   Payouts     sation
        Position                Year    ($)      ($)(1)       ($)           ($)         (#)(2)        ($)        ($)
--------------------------     ------  -------   -------  ------------   ----------  ------------   -------   ----------
Warren J. Hayford (3).....      1999   450,000     --           --           --        36,667(4)       --     259,866(5)
  Retired Chairman of the       1998   450,000   180,000        --           --           --           --     261,133(6)
  Board and Chief               1997   416,667   416,667        --           --        75,000(7)       --     260,749(8)
  Executive Officer of the
  Company

John T. Stirrup...........      1999   348,577     --           --           --        12,667(9)       --     49,890(10)
  President and Chief           1998   300,000    90,000        --           --        35,000(11)      --    115,341(12)
  Operating Officer of the      1997   275,000   206,250        --           --           --           --    186,754(13)
  Company

James W. Milton...........      1999   221,440     --           --           --         7,333(14)      --    169,046(15)
  Executive Vice President      1998   206,667    62,500        --           --        11,000(16)      --    169,022(17)
  of the Company                1997   197,692   148,275        --           --           --           --    136,251(18)

John M. Casey (19)........      1999   191,167    43,013        --           --         6,000(20)      --      8,249(21)
  Executive Vice President      1998   161,875    97,125        --           --        19,000(22)      --     19,616(23)
  and Chief Financial           1997     --        --           --           --           --           --        --
  Officer of the Company

----------------

(1) Amounts shown for fiscal 1997, 1998 and 1999 were earned during fiscal 1997, 1998 and 1999, respectively, under the Company's Management Incentive Plan and were paid during calendar 1997, 1998 and 1999, respectively.

(2) The amounts shown have been adjusted to reflect the 3-for-2 split of Common Stock on September 22, 1997.

(3) Mr. Hayford retired as Chief Executive Officer of the Company in December 31, 1999. He continues to serve as Vice-Chairman of the Board of the Company.

(4) Options exercisable in three equal annual installments with the first installment exercisable on November 16, 1999, and were granted pursuant to the Current Plan.

(5) The amount shown includes an accrual of $253,651 for supplemental executive retirement payments pursuant to his employment agreement and $6,215 of country club dues.

(6) The amount shown includes an accrual of $253,651 for supplemental executive retirement payments pursuant to his employment agreement, $1,500 of country club dues and $5,982 of premium for optional life insurance for which Mr. Hayford was reimbursed by the Company pursuant to his employment agreement.

(7) Options to acquire 37,500 shares become exercisable in three equal annual installments with the first installment exercisable on May 17, 1998, and were granted pursuant to the Current Plan. Options to acquire an additional 37,500 shares become exercisable in three equal annual installments with the first installment exercisable on August 19, 1998, and were granted pursuant to the Current Plan.

(8) The amount shown includes an accrual of $225,468 for supplemental executive retirement payments pursuant to his employment agreement, $8,845 of premium for Group Term Life Insurance and $26,436 of premium for additional optional life insurance for which Mr. Hayford was reimbursed by the Company pursuant to his employment agreement.

(9) Options become exercisable in three equal annual installments with the first installment exercisable on November 16, 1999, and were granted pursuant to the Current Plan.

(10) The amount shown includes an accrual of $24,381 for supplemental executive retirement payments pursuant to his employment agreement, $12,259 of country club dues, $6,941 of Company matching 401(k) contributions under the Profit Sharing Plan and $6,309 of premium for optional life insurance for which Mr. Stirrup was reimbursed by the Company pursuant to his employment agreement.

(11) Options become exercisable in three equal annual installments with the first installment exercisable on November 17, 1998, and were granted pursuant to the Current Plan.

(12) The amount shown includes an accrual of $101,583 for supplemental executive retirement payments pursuant to his employment agreement, $3,600 of country club dues, $2,850 of Company matching 401(k) contributions under the Profit Sharing Plan and $7,308 of premium for optional life insurance for which Mr. Stirrup was reimbursed by the Company pursuant to his employment agreement.

(13) The amount shown includes an accrual of $174,000 for supplemental executive retirement payments pursuant to his employment agreement, $2,850 of Company matching 401(k) contributions under the Profit Sharing Plan, $2,626 of premium for Group Term Life Insurance and $7,278 of premium for additional optional life insurance for which Mr. Stirrup was reimbursed by the Company pursuant to his employment agreement.

(14) Options become exercisable in three equal annual installments with the first installment exercisable on November 16, 1999, and were granted pursuant to the Current Plan.

(15) The amount shown includes an accrual of $141,396 for supplemental executive retirement payments pursuant to his employment agreement, $5,450 of country club dues, $2,200 of Company matching 401(k) contributions under the Profit Sharing Plan and $20,000 of premium for Group Term Life Insurance.

(16) Options become exercisable in three equal annual installments with the first installment exercisable on November 17, 1998, and were granted pursuant to the Current Plan.

(17) The amount shown includes an accrual of $141,396 for supplemental executive retirement payments pursuant to his employment agreement, $4,932 of country club dues, $2,694 of Company matching 401(k) contributions under the Profit Sharing Plan and $20,000 of premium for Group Term Life Insurance.

(18) The amount shown includes an accrual of $121,820 for supplemental executive retirement payments pursuant to his employment agreement, $4,431 of Company matching 401(k) contributions under the Profit Sharing Plan and $10,000 of premium for Group Term Life Insurance.

(19) John M. Casey became an employee of the Company in November 1997 and resigned from employment with the Company in December 1999.

(20) Options become exercisable in three equal annual installments with the first installment exercisable on November 16, 1999, and were granted pursuant to the Current Plan.

(21) The amount shown includes $4,169 of Company matching 401(k) contributions under the Profit Sharing Plan and $4,080 of country club dues.

(22) Options become exercisable in three equal annual installments with the first installment exercisable on November 17, 1998, and were granted pursuant to the Current Plan.

(23) The amount shown includes $15,716 of reimbursement for moving expenses and $3,900 of country club dues.

     The Current Plan, which the Board adopted in November 1998 and the Company's stockholders approved in February 1999, provided for the award of stock options, restricted shares of Common Stock, stock appreciation rights, stock indemnification rights, units valued on the basis of the long-term performance of the Company, or some combination of the foregoing to participants. The Current Plan covered an aggregate of 1,825,000 shares of Common Stock. The Amended Plan, which the Board approved in December 1999 and which is submitted to the stockholders for approval at the Annual Meeting, increases this aggregate amount to 2,425,000 shares of Common Stock. See "Proposal 2--Approval of the Fourth Amendment and Restatement of the Company's 1995 Long-Term Incentive Plan."

     In addition, Mr. Milton participates in the Milton Can Salaried Employees' Retirement Plan, a defined benefit plan sponsored by the Company. The Company froze this plan effective December 31, 1996, thereby preventing any future benefit accruals under this plan. The estimated annual benefit payable at retirement at age 65 for Mr. Milton is approximately $77,000.

                                      -3-